NUVECTRA™

B. Riley Investor Conference

New Directions in Neurostimulation

May 24, 2017

Legal Disclaimer

Forward Looking Statements

This presentation contains "forward-looking statements," including statements we make regarding the outlook for Nuvectra as an independent publicly-traded company. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of our control. Our actual performance may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include: (i) our ability to successfully commercialize Algovita and to develop, complete and commercialize enhancements or improvements to Algovita; (ii) our ability to successfully compete with our current SCS competitors and the ability of our U.S. sales representatives to successfully establish market share and acceptance of Algovita, (iii) the uncertainty of obtaining regulatory approvals in the United States and Europe for our Virtis SNS system, (iv) our ability to successfully launch and commercialize the Virtis SNS system if it receives regulatory approval (v) our ability to demonstrate the features, perceived benefits and capabilities of Algovita to physicians and patients in competition with similar products already well established and sold in the SCS market; (vi) our ability to anticipate and satisfy customer needs and preferences and to develop, introduce and commercialize new products or advancements and improvements to Algovita in order to successfully meet our customers' expectations; (vii) the outcome of our development plans for our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; (viii) our ability to identify business development and growth opportunities and to successfully execute on our strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs for new product offerings; (ix) the performance by our development partners, including Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; (x) the scope of protection for our intellectual property rights covering Algovita and other products using our neurostimulation technology platform, along with any product enhancements or improvements; (xi) our ability to successfully build, attract and maintain an effective commercial infrastructure and qualified sales force in the United States; (xii) our compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals; (xiii) any product recalls, or the receipt of any warning letters, mandatory corrections or fines from any governmental or regulatory agency; and (xiv) our ability to satisfy the conditions and covenants, including trailing six month revenue milestones, of our Credit Facility. Please see the sections entitled "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in Nuvectra's Registration Statement on Form 10 and in our other quarterly and periodic filings for a description of these and other risks and uncertainties. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Nuvectra Spin Off

Greatbatch

2009-2015

'The Spin'
March 14th 2016

Funding	Greatbatch Funded R&D = ~$100M	Cash Contribution = $75M(1) + Credit Facility = $45M(2)
Phase	Design & Development	Commercialization

COMPANY FORMATION → MARKET RESEARCH / CONCEPT / STRATEGY → SYSTEM VERIFICATION & VALIDATION → REGULATORY / CLINICAL / QUALITY → SALES & MARKETING

QiG group

NUVECTRA

(1) *Represents the cash capital contribution from Greatbatch made immediately prior to the completion of the spin-off as referenced in the Company's 10Q*
(2) *Represents the credit facility at completion of the spin-off consisting of up to $40 million in term loan financing available in three draws and $5 million in revolving credit, the availability of which is subject to compliance with specified conditions and covenants as referenced in the Company's 10Q*

Nuvectra Positioned for Success



Large & Growing Target Markets

~$2.8B[(1)]

- Spinal Cord Stimulation *(SCS)*
- Sacral Nerve Stimulation *(SNS)*
- Deep Brain Stimulation *(DBS)*


NUVECTRA

Platform Technology

- Expansive IP portfolio
- Access to multiple markets & indications
- Partnering opportunities



Algovita SCS System

- Powerful IPG
- Stretchable leads
- Patient interactive programming & optimization
- Discreet patient control



Focused on Growth

- Build world class distribution team
- Clinical studies investment
- Approval of 2nd therapy: SNS
- DBS development agreement

NUVECTRA *(1) Aggregate SCS, SNS, and DBS market size for 2015 based upon market research and Company estimates*

Neurostimulation Targeted Market Opportunity

~$2.8B Target Market

~7.5% CAGR through 2018

SCS Market[1]



2%
42%
30%
26%
MDT
STJ
BSX
NVRO

Chronic Pain

~$1.7B

~6% CAGR



$1.6
$1.7
$1.8
$1.9
$2.0
2014
2015
2016
2017
2018

SNS Market[1]



100%
MDT

Bladder & Bowel Control

~$570M

~9.5% CAGR



$520
$570
$630
$690
$750
2014
2015
2016
2017
2018

DBS Market[1]



2%
2%
96%
MDT
STJ
BSX

Movement Disorders

~$600M

~10% CAGR



$540
$600
$650
$725
$790
2014
2015
2016
2017
2018

NUVECTRA

(1) Market size and growth information based upon market research and Company estimates. Market share information is for 2014 and is based upon SEC filings and Company estimates

(2) Aggregate SCS, SNS, and DBS market size for 2015 based upon market research and Company estimates

Platform Designed for Multiple Indications

Expansive Proprietary IP Portfolio



Issued
161
Pending
76



Issued
104
Pending
56

Implantable Pulse Generator



Algovita
NUVECTRA
Algovita
NUVECTRA

Leads



Physician & Patient Programmers



Proprietary Processors



NUVECTRA

SCS – Our First Opportunity

Chronic Pain[1,2]

- 1.5B WW suffer from chronic pain
- 100M Americans suffer from severe and chronic pain
- $300B annual healthcare spend in the US
- Chronic pain sufferers are also affected with depression, sleep depravation and overall reduced quality of life

Spinal Cord Stimulation

- Largest neurostimulation market segment
- <10% penetration of potential candidates
- Proven clinical evidence
- Defined regulatory pathway (literature based PMA)
- Established reimbursement
- Opportunity for new technology & innovation

Chronic pain is a significant medical, economic and social problem



Changing the paradigm: Pharmaceuticals to Electroceuticals

(1) *The American Academy of Pain Medicine; Facts and Figures on Pain*
(2) *Institute of Medicine Report from the Committee on Advancing Pain Research, Care, and Education: Relieving Pain in America, A Blueprint for Transforming Prevention, Care, Education and Research. The National Academies Press, 2011*

World Renowned SCS Physician Advisors



Giancarlo Barolat, MD I Chief Medical Advisor
- Professor of Neurosurgery, Thomas Jefferson University, Philadelphia, PA *(1985-2005)*
- Director, Barolat Neuroscience Center at Presbyterian St. Luke's Hospital, Denver, CO *(2005-present)*
- Director of Barolat Neuromodulation Institute Europa *(2011-present)*
- Clinical experience with 7,000+ SCS procedures
- North American Neuromodulation Society's Lifetime Achievement Award



Richard North, MD I Chief Scientific Advisor
- Professor of Neurosurgery, Anesthesiology & Critical Care Medicine Johns Hopkins University School of Medicine *(1983-2007, retired)*
- Founder & President, Neuromodulation Foundation, 501(c)3 *(2007-present)*
- Founder & CEO Stimsoft, Inc. *(1998-2003) (Sold to Medtronic in 2003)*
- Clinical experience with 3,000+ SCS procedures
- North American Neuromodulation Society's Lifetime Achievement Award



Salim Hayek, MD, PhD I Advisor at Large
- Professor of Anesthesiology at University Hospitals of Cleveland & Case Western Reserve University
- Division Chief, Pain Medicine, University Hospitals Case Medical Center, Cleveland, OH *(2006-present)*
- Director-at-Large, North American Neuromodulation Society



Konstantin Slavin, MD I Advisor at Large
- Professor, Department of Neurosurgery, University of Illinois at Chicago (*2007-present*)
- Chief, Section of Stereotactic and Functional Neurosurgery, University of Illinois at Chicago, Chicago, IL *(2001-present)*
- Director-at-Large, North American Neuromodulation Society & International Neuromodulation Society

NUVECTRA

Experienced Leadership Team



Scott Drees | *CEO & Director*
- QIG Group , CEO & Founding Partner
- Founding Division President, Advanced Neuromodulation Systems Inc. (ANSI)
- Prior experience: St. Jude Medical, Boston Scientific, Johnson & Johnson
- 35 yrs. implantable medical devices experience; 20 years in neuromodulation



Paul Hanchin | *President*
- 30+ yrs. medical device experience
- Prior experience: Flowonix Medical, St. Jude Medical, Advanced Neuromodulation Systems, Boston Scientific, Cyberonics



Walter Berger | *COO & CFO*
- 30+ yrs. financial and operating management experience
- Significant public company CFO and operations experience



Tom Hickman |
EVP, Worldwide Marketing & Strategic Development
- 14 yrs. sr. leadership positions in sales and marketing at STJ Neuro/ANSI
- 21 yrs. medical device experience



Norbert Kaula, PhD |
Chief Technology Officer
- 30+ yrs. neuroscience experience
- Has held a wide variety of neuro-urology surgical instruction and research positions



Alan Mock
VP, Business Development



Bob Shokoohi
VP, Quality



Daryl Kipke, PhD
President, NeuroNexus



Bernie Bosley
Executive Director, Regulatory & Clinical Affairs



Melissa Beare
EVP, General Counsel

NUVECTRA **100+ Years of Neurostimulation Experience**

Algovita SCS System



algovita
Algovita®
algovita
Algovita
NUVECTRA
Algovita
NUVECTRA
algovita
Name
algovita
algovita

Powerful Versatile Usable

NUVECTRA

Powerful IPG Therapy Delivery

- 24 channels
- 24 current sources
- Large battery capacity
- Broad parametric ranges
- Bi-directional recharge
- Embedded program memory



2412
SN654321
Algovita
NUVECTRA
2408
SN123456
Algovita
NUVECTRA

Proprietary Stimulation & Power Processors



Algovita
Algovita
PRECISION SPECTRA
nevro
senza

Configuration	3x8 2x12	2x8	2x8	4x8	2x8
# of Channels	24	16	16	32	16
# of Power Sources	24	1	1	32	1
Volume	21 cc 20 cc	22 cc	18 cc	22 cc	~40 cc
Max Amplitude	30 mA	10.5 V	25.5 mA	25.5 mA	15 mA
Frequency	2 – 2000 Hz	2 – 1200 Hz	2 – 1200 Hz	2 – 1200 Hz	2 – 10,000 Hz
Pulse Width	20 – 1500 μs	60 – 1000 μs	50 – 500 μs	20 – 1000 μs	20 – 1000 μs

- *Nuvectra™ Algovita® spinal cord stimulation System Implant Manual for Stimulator, 2015, SPC-000388-001 Rev B*
- *Medtronic RestoreSensor® SureScan® MRI Rechargeable Neurostimulator Implant Manual, Model 97714, 2013, M940100A004*
- *St Jude professional website, http://professional.sjm.com/therapies/protégé-upgradeable-ipg/solution/protégé. Accessed Nov 30, 2015*
- *Boston Precision Spectra™ System Directions for Use, Valencia CA 2015, 91057051-01 Rev A 2015-08*
- *Nevro® Physician Implant Manual 11051 Rev A & FDA Summary of Safety and Effectiveness Data, PMA P130022*

NUVECTRA

A New Generation of Lead Design

Market Opportunities

- Increase spinal coverage
- Lead stretchability
- Reduce lead kinkage, breakage, and migration (13%) [(1)]

Algovita



8-Electrode
12-Electrode
Compact
Standard
XL
Compact
Standard
XL
mm
T8
T9
T10
T11

COIL DESIGN
COIL STRUCTURE
4-Electrode Leads



UNCONSTRAINED
STRAIGHT WIRE
8-Electrode Leads



INDEPENDENT
STRAIGHT WIRE
8 & 16-Electrode Leads



COIL IN COIL DESIGN
DUAL COIL STRUCTURE
8 & 12-Electrode Leads



Algovita

1st Stretchable Leads

NUVECTRA

(1) Cameron et al., 2003 & updated with 2009 AAPM poster

Simplifying Programming Complexity

Patient



- Wireless telemetry
- Highly intuitive
- Discreet & portable patient control

Clinician



- Colored touchscreens
- Patient interactive programming

Competitive Devices[1]

Patient Controllers

Patient IPG Rechargers



NUVECTRA

(1) *Images sourced from Boston Scientific Control Your Pain Healthcare Professionals website; Nevro website*

Algorithm for SCS Success

1. Intra-operative: *Traditional Placement*



A. Place leads



B. Confirm lead position



C. Close

2. Post-operative: *Patient Interactive Programming & Optimization*



A. Patient identifies optimal contacts



B. Optimize stimulation



C. Provide activity program options

3. Daily Usage: *Patient in Control of Their Therapy*



A. Discreet portable control



B. Patient selects program



C. Patient choice

NUVECTRA

U.S. Commercialization

Hire Proven Team of Sales Talent

Sales management, national account coverage, direct reps, sales agents, clinical specialists

- U.S. Algovita sales team of ~70 employees and ~50 active territories



- Build world class team
- Foster high achieving culture
- Focus on SCS market share
- Initiate clinical studies
- Establish technology leadership

Estimated Rep Productivity Ramp


~ $1-1.5M
Yr 1
Yr 2
Yr 3

Capture Market Share


1% ~ $10-15M

Industry ASP ~ $20-25K

NUVECTRA

Virtis™ SNS System – Our Second Opportunity

Indications

Urinary Incontinence

- Designed for the treatment of chronic urinary retention and the symptoms of overactive bladder

Regulatory Submissions Have Been Filed with the FDA and CE Mark Authorities



Pulse Generator
Lead
Sacral Nerves
Bladder

Market Opportunity

- 20+ yrs. proven efficacy
- Established reimbursement
- ~400M incontinence patients worldwide(1)
- ~175,000 WW implants

NUVECTRA

(1) Market size and growth information based upon market research and Company estimates. Market share information is for 2014 and is based upon SEC filings and Company estimates

Strategic Development Agreement

aleva NEUROTHERAPEUTICS

- Development agreement through 2017
- Nuvectra to license platform of IPG and programmers to Aleva for royalties
- Aleva provides MEMS technology with directSTIM directional DBS lead
- Field of use: DBS for Parkinson's Disease (PD)



DBS Market Opportunity

- 20+ yrs. proven efficacy
- Established reimbursement
- 7-10M PD patients worldwide(1)
  - ~1M PD patients in the US(1)
- >10M ET patients in the US(2)
- ~125,000 WW implants



(1) Parkinson's Disease Foundation
(2) International Essential Tremor Foundation

NUVECTRA

NeuroNexus

Designs, develops and manufactures leading edge neuroscience technology and devices for clinical research markets


Neurostim
Penetrating
Deep Brain
Surface
3D
Qtrode
Nerve
Drug Delivery
Chemical Sensing
MRI
Optogenetics

Smartbox™
High-performance 256 channel recording system



Provides early visibility into future neuroscience opportunities

NUVECTRA

Nuvectra Positioned for Success



Large & Growing Target Markets

~$2.8B(1)

- Spinal Cord Stimulation *(SCS)*
- Sacral Nerve Stimulation *(SNS)*
- Deep Brain Stimulation *(DBS)*


NUVECTRA

Platform Technology

- Expansive IP portfolio
- Access to multiple markets & indications
- Partnering opportunities



Algovita SCS System

- Powerful IPG
- Stretchable leads
- Patient interactive programming & optimization
- Discreet patient control



Focused on Growth

- Build world class distribution team
- Clinical studies investment
- Approval of 2nd therapy: SNS
- DBS development agreement

NUVECTRA

(1) Aggregate SCS, SNS, and DBS market size for 2015 based upon market research and Company estimates

THANK YOU!


Algovita


FROST & SULLIVAN
Nuvectra's
Spinal Cord Stimulator
Receives Frost & Sullivan's
2017 New Product Innovation Award
LEARN MORE
FROST & SULLIVAN
2017
BEST
PRACTICES
AWARD
NORTH AMERICAN
SPINAL CORD STIMULATION
NEW PRODUCT INNOVATION AWARD

NUVECTRA